Employee Benefit Plan, Description of Plan	12 Months Ended
Jun. 30, 2025
EBP, Description of Plan and Accounting Change [Abstract]
EBP, Description of Plan
NOTE 1.    DESCRIPTION OF THE PLAN
General
The following is a brief description of the H&R Block, Inc. 2000 Employee Stock Purchase Plan as amended and restated (the "Plan"). The Plan is designed to encourage and assist employees of the subsidiaries of H&R Block, Inc. (the "Company") to acquire an equity interest in the Company through the purchase of shares of the Company's common stock. For purposes of the Plan, a "Subsidiary" is any corporation or other entity in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. A "Participating Subsidiary" is any Subsidiary meeting the requirements above that is designated by the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board (the "Committee") as a subsidiary whose employees are eligible to participate in the Plan. Participants should refer to the Plan document for a more complete description of the Plan.
The Plan was adopted by the Board on June 28, 2000 and by the shareholders at its Annual Meeting on September 13, 2000. The Plan was amended and restated by the Board on July 23, 2012 and approved by the shareholders at their Annual Meeting on September 13, 2012. The Plan was further amended and restated by the Committee on November 7, 2013 and on January 1, 2020.
Common stock for the Plan is issued directly from the Company's authorized but unissued shares or previously issued shares reacquired and held by the Company (also known as treasury shares). The aggregate number of shares that may be issued under the Plan cannot exceed 6.0 million. Shares issued as of June 30, 2025 were approximately 4.5 million.
Fidelity Management Trust Company ("Fidelity") is the record keeper for the Plan.
Eligibility
An employee of a Participating Subsidiary of the Company is eligible to participate in the Plan if the employee has been continuously employed by a Participating Subsidiary for at least 12 months. In addition, employees must be customarily employed at least 20 hours per week and for more than 5 months in any calendar year.
Employees who, immediately upon the grant of an Option, as defined in the Plan document, own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of the Company's or any Subsidiary's stock are not eligible to participate.
Each eligible employee may enroll in the Plan as of the first day of an Option Period, as defined in the Plan document, during an open enrollment period established by the plan administrator, which ends prior to the commencement of such Option Period. The Option Periods are 6-month periods beginning on July 1 and January 1 of each year and ending on December 31 and June 30 of each year, respectively.
Contributions
A Plan participant can contribute from 1% to 10% of the participant's "compensation," as such term is defined in the Plan document, through after-tax payroll deductions during the Option Period. Participants may not increase or decrease their withholding percentage during an Option Period. In addition to these limits, a participant cannot accrue rights to purchase shares of common stock through the Plan at a rate that exceeds $25,000 for the calendar year, as measured by the fair market value of shares as of the first day of an Option Period pursuant to Internal Revenue Code of 1986 (the "Code") Section 423. The Company holds contributions of participants who remain employed with a Participating Subsidiary of the Company until the end of the Option Period, at which point the Company issues shares for the contributions received. No interest is paid or accrued on the participants' payroll deductions.
Contributions that result in the acquisition of shares with a fair market value in excess of the $25,000 limit are refunded to participants as soon as administratively practicable, and would be reflected as withdrawals on the statement of income and changes in plan equity.
Participant Withdrawals
A participant may not withdraw from the Plan at any time during an Option Period. A participant will continue to participate in the Plan unless the participant elects to withdraw during an open enrollment period. A participant whose employment with the Company or its subsidiaries is terminated is not eligible to continue participation in the Plan and will be deemed to have withdrawn from the Plan. Upon termination of employment or death, the employee is no longer considered a participant in the Plan, and any accumulated contributions during an Option Period are distributed to the employee or beneficiary, without interest, by the Company as soon as administratively practicable.
As of June 30, 2025 and 2024, liabilities of $16,281 and $11,450, respectively, were due to employees who withdrew from the Plan or participants who reached the contribution limit as described above and amounts were paid as soon as administratively practicable.
Stock Purchase Provisions
On the first day of the Option Period ("Grant Date"), eligible employees are granted the Option, as defined in the Plan document, to purchase shares of the Company's common stock. Shares are recorded as purchased on the last trading day of each Option Period ("Purchase Date"). As soon as shares are purchased pursuant to the Plan document, participants own the shares. Once shares are settled in the subsequent period, they are distributed to each Participant’s account. The purchase price per share of common stock issued by the Company is 85% of the fair market value of the Company's common stock on the Purchase Date. Fair market value is determined using the closing price of the Company's common stock as listed on the New York Stock Exchange. The fair value of common stock purchased for the years ended June 30, 2025, 2024, and 2023 was $5.4 million, $4.7 million and $4.0 million, respectively. Shares issued under the Plan may not be sold, transferred or assigned for a period of six months after the Purchase Date.
Shares purchased pursuant to the Plan and purchase price per share for common stock during the two Option Periods is as follows:

For the year ended	Option Period	Shares Purchased	Purchase Price

June 30, 2025	July 1 - December 31, 2024	42,788	$44.91

	January 1 – June 30, 2025	57,125	$46.66

June 30, 2024	July 1 - December 31, 2023	40,286	$41.11

	January 1 – June 30, 2024	50,846	$46.10

June 30, 2023	July 1 - December 31, 2022	46,006	$31.03

	January 1 – June 30, 2023	72,239	$27.09

Plan Administration
The Plan is administered by the Compensation Committee of the Company's Board, except to the extent the Board elects to administer the Plan.
Plan Expenses
Administrative expenses of the Plan are paid by the Company.
Plan Termination
Although the Board has not expressed any intent to do so, it has the right to terminate the Plan at any time. In the event the Plan is terminated, the Board may elect to restrict the purchase of shares under the Plan during the Option Period in which the Plan was terminated. If such right is exercised, all funds contributed to the Plan that have not been used to purchase shares will be returned without interest to the participants.